UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2022

Dermata Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40739	86-3218736
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3525 Del Mar Heights Rd., #322

San Diego, CA 92130

(Address of principal executive offices, including zip code)

(858) 800-2543

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.0001 per share	DRMA	The Nasdaq Capital Market
Warrants, exercisable for one share of Common Stock	DRMAW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 11, 2022, Dermata Therapeutics, Inc. (the “Company”) filed a Certificate of Amendment (the “Certificate of Amendment”) to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware to increase the number of authorized shares of the Company’s common stock from 90,000,000 shares to 250,000,000 shares. The increase in the number of authorized shares was approved by the holders of a majority of the outstanding shares of common stock of the Company at its annual meeting, as described in Item 5.07 below.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Certificate of Amendment, a copy of which is filed with this report as Exhibit 3.1 and is incorporated into this report by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 11, 2022, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”). The matters voted on at the Annual Meeting were: (1) the election of two Class I directors; (2) the ratification of the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm; and (3) the approval of an amendment to the Company’s Certificate of Incorporation to increase the Company’s authorized shares of common stock from 90,000,000 to 250,000,000. The final voting results were as follows:

1. The election of Andrew Sandler, M.D. and Mary Fisher as Class I directors to hold office for a term of three years, until their successor is duly elected and qualified or they are otherwise unable to complete their term. The votes were cast for this matter were as follows:

Nominee	For	Withheld	Broker Non-Votes
Andrew Sandler, M.D.	8,613,698	1,525	149,785
Mary Fisher	8,613,718	1,505	149,785

2. The proposal to ratify the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for our fiscal year ending December 31, 2022 was approved based upon the following votes:

For	Against	Abstain
8,764,908	100	0

3. The proposal to approve an amendment to the Company’s Certificate of Incorporation to increase the Company’s authorized shares of common stock from 90,000,000 to 250,000,000 was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
8,561,833	11,244	42,146	149,785

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Item 9.01 Financial Statements and Exhibits

(d) Exhibits

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Dermata Therapeutics, Inc., filed with the Secretary of State of the State of Delaware on July 11, 2022.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DERMATA THERAPEUTICS, INC.

Dated: July 11, 2022	By:	/s/ Gerald T. Proehl
Gerald T. Proehl
Chief Executive Officer

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